EXHIBIT 99.16




                                   Exhibit 10

                              Powers of Attorney

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                              LEGACY BUILDER II

Know all men by these presents that PATRICK S. BAIRD, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                              /s/ PATRICK S. BAIRD
                              --------------------
                              Patrick S. Baird
                              Senior Vice President
                              PFL Life Insurance Company

NOVEMBER 27, 1998
Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                              LEGACY BUILDER II

Know all men by these presents that CRAIG D. VERMIE, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                              /s/ CRAIG D. VERMIE
                              -------------------
                              Craig D. Vermie
                              Vice President
                              PFL Life Insurance Company

NOVEMBER 27, 1998
Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                              LEGACY BUILDER II

Know all men by these presents that WILLIAM L. BUSLER, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                              /s/ WILLIAM L. BUSLER
                              ---------------------
                              William L. Busler
                              President
                              PFL Life Insurance Company

NOVEMBER 27, 1998
Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                              LEGACY BUILDER II

Know all men by these presents that LARRY N. NORMAN, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                              /s/ LARRY N. NORMAN
                              -------------------
                              Larry N. Norman
                              Executive Vice President
                              PFL Life Insurance Company


NOVEMBER 27, 1998
Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                              LEGACY BUILDER II

Know all men by these presents that DOUGLAS C. KOLSRUD, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                              /s/ DOUGLAS C. KOLSRUD
                              ----------------------
                              Douglas C. Kolsrud
                              Senior Vice President
                              PFL Life Insurance Company

NOVEMBER 27, 1998
Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                              LEGACY BUILDER II

Know all men by these presents that ROBERT J. KONTZ, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                              /s/ ROBERT J. KONTZ
                              -------------------
                              Robert J. Kontz
                              Vice President
                              PFL Life Insurance Company

NOVEMBER 27, 1998
-----------------
Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                              LEGACY BUILDER II

Know all men by these presents that BRENDA K. CLANCY, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute, may do or cause to be done by virtue hereof.

                              /s/ BRENDA K. CLANCY
                              --------------------
                              Brenda K. Clancy
                              Vice President
                              PFL Life Insurance Company

NOVEMBER 27, 1998
Date